UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

QUALITY INDUSTRIAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Montgomery Street, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 706-0806

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Share Exchange Agreement

On September 23, 2026, Quality Industrial Corp., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement, dated as of September 23, 2026 (the “Share Exchange Agreement”), between the Company and Fusion Fuel Green PLC, an Irish public limited company (“Fusion Fuel”), the majority owner of the Company’s shares of its common stock, par value $0.001 per share (“common stock”).

Pursuant to the Share Exchange Agreement, subject to satisfaction or, where permissible, waiver, of certain closing conditions, Fusion Fuel will issue to three third-party investors (the “Investors”) an aggregate of 500,000 Class A ordinary shares of Fusion Fuel, with nominal value of $0.0035 each (the “Class A Ordinary Shares”), having an aggregate value of $2,000,000 (the “Parent Shares”), on the date of the closing of the transactions contemplated by the Share Exchange Agreement (the “Closing Date”), calculated by dividing $2,000,000 by a price per share of $4.00, subject to adjustment for any share consolidation, share split, share dividend, or any similar event, with each Investor receiving its respective allocation percentage, rounded to the nearest whole share. The Parent Shares that will be required to be issued on the Closing Date will be allocated among the Investors as follows: (i) Sanjeeb Safir (“Safir”) will receive 40% of the Parent Shares; (ii) Safir Ahammed (“Ahammed”) will receive 40% of the Parent Shares; and (iii) Mohamed Hilal Saeed Muroushad Almheiri (“Almheiri”) will receive 20% of the Parent Shares. In exchange, the Company agreed to issue shares of its common stock, with an aggregate value of $2,000,000, to Fusion Fuel, with the number of shares of common stock to be issued determined by dividing $2,000,000 by the lower of (i) the closing price of the common stock (as reflected on Yahoo! Finance) immediately preceding the Closing Date, or (ii) the average closing price of the common stock (as reflected on Yahoo! Finance) for the five Trading Days (each, a “Trading Day,” meaning a day on which the principal trading market for the common stock is open for trading) ending on the Trading Day immediately preceding the Closing Date, rounded to the nearest whole share.

The closing of the transactions contemplated by the Share Exchange Agreement is subject to the satisfaction or, where permissible, waiver of a number of conditions, including approval by The Nasdaq Stock Market LLC (“Nasdaq”) of an initial listing application in connection with the transactions, receipt of all required governmental approvals (including any required Nasdaq approvals for the issuance or listing of the Parent Shares and any approvals required under the Irish Takeover Panel Act 1997, Takeover Rules), absence of legal prohibitions on the transactions, accuracy of representations and warranties, readiness to issue shares, execution and delivery of the Share Exchange Agreement, delivery by the Company of accredited investor questionnaires and AML/KYC documentation for each Investor, and delivery of such other documents or instruments as may be reasonably requested by either party that are necessary to consummate the transactions. None of the foregoing conditions may be waived by the parties, except to the extent that waiver of the accuracy of any representations and warranties will not cause the failure of any other closing condition to be satisfied. Nothing in the Share Exchange Agreement requires Fusion Fuel to submit, pursue, maintain, or seek clearance of any initial listing application with Nasdaq unless and until Fusion Fuel determines, in its sole discretion, that it will meet the applicable Nasdaq listing requirements at the time of such submission.

The Share Exchange Agreement contains customary representations and warranties by each party. The Company represented that each of the Investors is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and that each Investor is acquiring the Parent Shares for investment and not with a view to resale or distribution.

The Share Exchange Agreement contains a mutual waiver and release of certain claims. The Share Exchange Agreement includes mutual indemnification obligations for breaches of representations, warranties, and covenants. The representations and warranties survive the closing for eighteen (18) months, except that certain fundamental representations (“Fundamental Representations”) survive until the expiration of the applicable statute of limitations. The aggregate indemnification liability of either party is capped at $2,000,000, with a $50,000 deductible basket, in each case excluding claims with respect to Fundamental Representations and claims based on fraud, willful misconduct, or intentional misrepresentation.

The Share Exchange Agreement is governed by the laws of the State of New York, and any disputes are to be resolved by binding arbitration administered by the American Arbitration Association in New York, New York, before a panel of three arbitrators.

Pursuant to the Share Exchange Agreement, Fusion Fuel will be required to file with the SEC a registration statement on Form F-3 (or other available form) (the “Registration Statement”) covering the resale of the Parent Shares no later than thirty (30) calendar days following the Closing Date and to use commercially reasonable efforts to cause such Registration Statement to be declared effective no later than ninety (90) calendar days following the Closing Date. Fusion Fuel is also required to maintain the continuous effectiveness of the Registration Statement for so long as the Parent Shares remain outstanding and are not freely tradable without restriction under Rule 144 as promulgated under the Securities Act. Notwithstanding the foregoing, the filing or effectiveness of the Registration Statement, or any resale of Parent Shares pursuant thereto, shall not limit, waive, supersede or otherwise affect any lock-up, leak-out or other transfer restrictions applicable to the Parent Shares under the Agreement and Amendment No. 2.

Each of the Investors is an individual shareholder of Al Shola Gas. Collectively, the Investors own 49% of the outstanding shares of Al Shola Gas. 51% of the shares of Al Shola Gas are owned by the Company. Safir is Chief Operating Officer and Managing Director Middle East of the Company. The Company is a majority-owned subsidiary of Fusion Fuel.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the full text of the Share Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Agreement and Amendment No. 2 to the Share Purchase Agreement

On September 23, 2026, the Company entered into an Agreement and Amendment No. 2 to the Share Purchase Agreement (the “Agreement and Amendment No. 2”) with Al Shola Al Modea Gas Distribution L.L.C, a United Arab Emirates company and 51%-owned subsidiary of the Company (“Al Shola Gas”), and each of the Investors.

As previously disclosed, on March 27, 2024, the Company entered into a Share Purchase Agreement (the “Original SPA”), dated as of March 27, 2024, between the Company and Al Shola Gas, as amended by that certain Amendment Agreement, dated as of April 8, 2025, among the Company, Al Shola Gas, and the Investors, pursuant to which the Company agreed to acquire 153 of the 300 shares of Al Shola Gas, constituting 51% of the outstanding equity interests of Al Shola Gas, for a purchase price of $10,000,000 (the “Purchase Price”). The closing of the transaction under the Original SPA occurred on March 27, 2024.

The Agreement and Amendment No. 2 provides for a restructured payment schedule for the $10,000,000 Purchase Price as follows:

●	$1,020,000 has been previously paid in cash by the Company;
●	$2,000,000 will be satisfied by the issuance of the Parent Shares to the Investors pursuant to the Share Exchange Agreement described above, subject to the terms and conditions of the Share Exchange Agreement;
●	$6,000,000 will be payable by the Company to the Investors on or before December 31, 2027 using a form of payment described below; and
●	$980,000 will be payable in cash by the Company to the Investors on or before December 31, 2027.

If the Parent Shares have not been issued on or before December 31, 2026 (the “Outside Date”) because the closing under the Share Exchange Agreement has not occurred, the Company shall, within ten (10) calendar days after the Outside Date, satisfy the initial $2,000,000 portion of the Purchase Price described above by paying cash or delivering certain other securities in accordance with the form of payment provisions described below (the “Alternative Payment”). Upon payment of the Alternative Payment, the Company shall be deemed to have satisfied such portion of the Purchase Price.

The amount of $6,000,000 which must be paid by December 31, 2027 and the Alternative Payment may be paid in any form determined by the Company in its sole discretion, including cash or securities, provided that such securities shall be listed on a securities exchange at the time of delivery. If the Company elects to deliver securities listed on The Nasdaq Stock Market LLC (“Nasdaq”), the value of such securities will be determined based on the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)(1)(A)) (“Rule 5635(d)(1)(A)”), calculated as if the signing of the binding agreement within the meaning of Rule 5635(d)(1)(A) occurred immediately after the close of trading on the last trading date prior to the time of delivery of such securities to the respective Investor. If the Company elects to deliver securities listed on a securities exchange other than Nasdaq, the value of such securities will be determined based on the last closing price of such securities on the principal trading market therefor as of the trading day immediately preceding the date of issuance, or if no closing price is available, the last reported sale price on such trading day. All Purchase Price payments are allocated 40% to Safir, 40% to Ahammed, and 20% to Almheiri.

The Company’s obligation to make the remaining Purchase Price payments will be conditioned upon (i) the Investors having complied in all material respects with their cooperation obligations under the Agreement and Amendment No. 2 in connection with the closing of the Share Exchange Agreement, and (ii) either (A) the closing of the transactions contemplated by the Share Exchange Agreement having occurred or (B) the Company having made the Alternative Payment.

Any securities issued or delivered to the Investors as consideration under the Purchase Price or the Share Exchange Agreement (collectively, “Consideration Securities”) are subject to a six (6)-month lock-up period from the date of issuance, during which the Investors may not sell, pledge, or otherwise dispose of any Consideration Securities without the Company’s prior written consent. Following the expiration of the lock-up period, each Investor may not sell, on any trading day, more than three percent (3%) of the total daily trading volume of the applicable Consideration Securities on the principal securities exchange. Permitted transfers for estate or tax planning purposes to immediate family members or controlled entities are allowed, provided the transferee agrees in writing to be bound by the same restrictions.

The Agreement and Amendment No. 2 eliminates all previously existing obligations of the Company to provide or arrange debt financing, credit facilities, equity lines, or bank guarantees for the benefit of Al Shola Gas or the Investors.

The working capital provisions of the Original SPA, as previously amended, are replaced in their entirety. The Company will use commercially reasonable efforts to facilitate the purchase by Al Shola Gas of one additional LPG bobtail vehicle with approximately 18,000-liter capacity on or before December 31, 2026. The Company has no obligation to provide or arrange any financing in connection with such purchase.

The Agreement and Amendment No. 2 provides that, effective from the third quarter of 2026, Al Shola Gas’s Board of Directors may determine that certain costs, including audit fees and administrative expenses, paid by the Company for the benefit of Al Shola Gas will be shared between Al Shola Gas and the Company.

Each Investor granted to the Company an irrevocable call option (the “Call Option”), exercisable at any time on or prior to March 27, 2027, to purchase all or any portion of the shares of Al Shola Gas held by such Investor at a price of $65,359.48 per share (based on a pro rata valuation of $10,000,000 for 51% of Al Shola Gas). Payment for any Call Option exercise may be in any form permitted under the restructured Purchase Price provisions. The closing of any Call Option exercise occurs within thirty (30) days following delivery of the exercise notice.

The Agreement and Amendment No. 2 provides a right of first refusal to the Company such that if any Investor proposes to transfer shares of Al Shola Gas to a third party, the Investor must first offer those shares to the Company on the same terms. The Company has thirty (30) days to elect to purchase all or any portion of the offered shares. If the Company does not elect to purchase all of the offered shares, the Investor may complete the transfer to the identified third party within ninety (90) days on terms no less favorable than those offered to the Company. Any third-party transferee must agree in writing to be bound by the terms of the agreement.

The non-competition and non-solicitation restrictions applicable to the Investors under the Original SPA will be extended from two (2) years to four (4) years.

In addition, the Agreement and Amendment No. 2 provides that Al Shola Gas will make quarterly dividend distributions equal in aggregate to profits (as defined by the Agreement and Amendment No. 2, based on International Financial Reporting Standards or consistently applied accounting principles) for the previous fiscal quarter, distributed pro rata in accordance with the parties’ respective equity interests, commencing from the third quarter of 2026, unless otherwise determined by Al Shola Gas’s Board of Directors.

The Agreement and Amendment No. 2 provides that the governing law of the Original SPA, will be the laws of the State of New York, and disputes will be resolved by binding arbitration administered by the American Arbitration Association in New York, New York, before a panel of three arbitrators.

The Agreement and Amendment No. 2 contains a mutual waiver and release of certain claims. The Investors acknowledged that the restructured Purchase Price terms, including the issuance of the Parent Shares or, if applicable, the Alternative Payment, the revised payment schedule, and the elimination of financing obligations, collectively constitute full and complete satisfaction of all prior obligations of the Company.

The Agreement and Amendment No. 2 includes mutual indemnification obligations for breaches of representations, warranties, and covenants. The representations and warranties survive for eighteen (18) months, except that certain fundamental representations survive until the expiration of the applicable statute of limitations. The aggregate indemnification liability of any indemnifying party is capped at $8,980,000, with a $50,000 deductible basket, in each case excluding claims with respect to Fundamental Representations and claims based on fraud, willful misconduct, or intentional misrepresentation.

Fusion Fuel is an intended third-party beneficiary of the representations and warranties made by the Investors in the Agreement and Amendment No. 2 and may rely upon such representations and warranties as if it were a party thereto. Fusion Fuel is also an intended third-party beneficiary of the Investors’ cooperation obligations in connection with the closing of the Share Exchange Agreement.

The foregoing description of the Agreement and Amendment No. 2 is qualified in its entirety by reference to the full text of the Agreement and Amendment No. 2, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the shares of common stock is incorporated herein by reference.

As described in Item 1.01 above, in connection with the Share Exchange Agreement, on September 23, 2026, the Company agreed to issue shares of its common stock, with an aggregate value of $2,000,000, to Fusion Fuel with the number of shares of common stock to be issued determined by dividing $2,000,000 by the lower of (i) the closing price of the common stock (as reflected on Yahoo! Finance) immediately preceding the Closing Date, or (ii) the average closing price of the common stock (as reflected on Yahoo! Finance) for the five Trading Days ending on the Trading Day immediately preceding the Closing Date, rounded to the nearest whole share, as consideration for Fusion Fuel’s issuance of 500,000 Class A Ordinary Shares calculated by dividing $2,000,000 by a price per share of $4.00, subject to adjustment for any share consolidation, share split, share dividend, or any similar event, to the Investors. The shares of common stock have not been and will not be registered under the Securities Act and will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. Fusion Fuel is an institutional investor and a sophisticated party with access to information about the Company, the shares of common stock will be issued without general solicitation or advertising, and the shares of common stock are “restricted securities” that may not be resold absent registration under the Securities Act or an applicable exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement, dated as of September 23, 2026, by and between Fusion Fuel Green PLC and Quality Industrial Corp.
10.2	Agreement and Amendment No. 2 to the Share Purchase Agreement, dated as of September 23, 2026, by and among Quality Industrial Corp., Al Shola Al Modea Gas Distribution L.L.C, Sanjeeb Safir, Safir Ahammed, and Mohamed Hilal Saeed Muroushad Almheiri
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2026	QUALITY INDUSTRIAL CORP.

/s/ Carsten Kjems Falk
	Name:	Carsten Kjems Falk
	Title:	Chief Executive Officer